UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2020

DICERNA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2020, Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial and operational results for the quarter ended June 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The Company previously announced that it would host its virtual research and development day event (the “R&D Day”) on August 6, 2020 from 10:00 a.m. to 12:00 p.m. Eastern time. On August 6, 2020, the Company issued a press release related to its R&D Day, a copy of which is furnished herewith as Exhibit 99.2. In addition, the Company is posting to the “Investors” portion of its website at http://investors.dicerna.com/ a copy of its slide presentation to be used at the R&D Day. This slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.3.

The information in Items 2.02 and 7.01 of this Form 8-K (including Exhibits 99.1, 99.2 and 99.3 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events.

On August 5, 2020, the Company announced that Shreeram Aradhye, M.D. was appointed to serve as the Company’s Chief Medical Officer, effective as of September 8, 2020. In connection with such appointment, the Company issued a press release on August 5, 2020, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, entitled “DicernaTM Announces Second Quarter Ended June 30, 2020 Financial Results and Provides Corporate Updates.”

99.2	Press Release, entitled “Dicerna Announces Positive Clinical Data for Investigational Treatments RG6346 for Chronic Hepatitis B Virus and Nedosiran for Primary Hyperoxaluria, and Presents Preclinical Data Applying RNAi Technology in New Tissues.”

99.3	Dicerna 2020 Virtual R&D Update: Nedosiran, RG6346 and Going Beyond GalXCTM presentation.

99.4	Press Release, entitled “Dicerna Announces Appointment of Shreeram Aradhye, M.D., as Executive Vice President and Chief Medical Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III

Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer